THE GABELLI BLUE CHIP VALUE FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                                               [PHOTO OF BARBARA MARCIN OMITTED]
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

     In the third quarter of 2000, the U.S. economy continued its strong growth with minor inflation. Unfortunately, for most of the quarter two macroeconomic factors eclipsed customary investor concerns over earnings and interest rates: the price of oil and the troublingly weak Euro.

     Just before the end of the quarter, central banks in Europe and the U.S. intervened to raise the price of the Euro. This move illustrated that the potential damage to European economies from the rise in the price of oil was intensified by the fact that oil is priced in U.S. dollars. Europeans were faced with buying an increasingly expensive commodity with an ever weaker and cheaper currency. Hopefully, most of the fall in the Euro has occurred. If so, this would be a positive for U.S. exporters, particularly some of the U.S. manufacturing and industrial companies that we own in the Fund.

     Against this backdrop, the major stock indices were more or less flat, masking widely diverse performance in several sectors. The Dow Jones Industrial Average gained 2.4% during the quarter, outperforming the S&P 500 (which declined 1.0%) for the first time since the third quarter of 1999. But the Nasdaq composite, reflecting the technology sector, continued the correction that started in March, falling 7.4% for the entire quarter, but falling over 12% in the month of September after an initial rise. This decline was aggravated by earnings warnings issued by Intel, Dell and Apple Computer just prior to the quarter's end, provoking concerns that future earnings would not sustain the high valuations of a number of these companies.

      On the positive side, companies in the financial sector performed strongly. These companies posted strong earnings as financial markets rebounded from the second quarter market weakness, and recovered value as the Federal Reserve indicated it was through raising interest rates for a while. Even more important to this sector's performance was the continued merger and acquisition activity. Prices paid by acquiring firms for investment managers and brokerage firms indicated that the private market values of these firms were markedly higher than their current public values, and the whole sector traded up. True or not, investors became convinced that the majority of firms would have to consider mergers

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                 Quarter
                                   -------------------------------
                                     1st     2nd      3rd        4th      Year
                                   ------   -----    -----      -----     -----

  2000:   Net Asset Value ......   $12.40  $12.16   $13.23        --       --
          Total Return .........     6.4%   (1.9)%    8.80%       --       --
--------------------------------------------------------------------------------
  1999:   Net Asset Value ......      --       --    $9.54     $11.65  $11.65
          Total Return .........      --       --    (2.9)%(b)  23.5%   17.8%(b)
--------------------------------------------------------------------------------

-----------------------------------------------
Average Annual Returns - September 30, 2000 (a)
-----------------------------------------------
  1 Year ............................  40.21%
  Life of Fund (b) ..................  30.23%
-----------------------------------------------

                Dividend History
--------------------------------------------------
Payment (ex) Date  Rate Per Share  Reinvestment Price
December 27, 1999    $0.125           $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

in order to compete in a world of increased size, amount of capital, and ability to offer a full range of services to individual and corporate clients. Finally, the implied consolidation of the financial services that deregulation promised began to come true.

INVESTMENT PERFORMANCE

     The Gabelli Blue Chip Value Fund (the "Fund") rose 8.80% in the third quarter, compared with a decline of 0.97% for the S&P 500 and a gain of 3.25% for the Lipper Large Cap Value Fund Average. For the one year period ended September 30, the Fund rose 40.21% compared to gains of 13.28% and 10.60% for the S&P 500 and the Lipper Large Cap Value Fund Average, respectively. Since inception on August 26, 1999, the Fund has risen 33.76%, which equates to an average annual return of 30.23%.

     The financial stocks in the Fund performed well, led by two companies that accepted buyout offers. Paine Webber agreed to be acquired by the United Bank of Switzerland, and Associates First Capital accepted an offer from Citigroup. Associates is the second company that Citigroup has acquired from our portfolio this year. The first company, Travelers Aetna Property Casualty, was acquired in the first quarter. Several other financial stocks were up more than 30%: Lehman Brothers, Everest Re (insurance), Amvescap (investment management), Providian (credit cards), UnumProvident (disability insurance), Washington Mutual (west coast thrift) and Household International (consumer credit).

     Other strong performers in the quarter included Raytheon (defense) and Hughes Electronics, the largest provider of direct satellite television. Finally, the energy group also performed well, as energy prices continued to surprise on the upside, with oil topping $37 a barrel, a price not seen since 1990.

OUR APPROACH

     The Gabelli Blue Chip Value Fund seeks to invest in the common stock of companies that are temporarily out of favor, for which we can identify a catalyst or sequence of events that will return the company to a higher value. Generally these companies are: 1) in sectors that are out of favor relative to the economic or operating environment; 2) undervalued on an asset valuation basis; 3) or temporarily out of favor growth companies. Valuation remains an important predictor of future performance.

LET'S TALK STOCKS

     We believe that telecommunications stocks began to offer terrific relative value in the third quarter as these stocks fell out of favor. The regional providers of local telephone service (who are now expanding broadly into long distance and wireless) which had previously been out of favor, such as SBC Communications SBC - $50.00 - NYSE), Verizon (VZ - $48.4375 - NYSE) (the former Bell Atlantic and GTE) and BellSouth (BLS - $40.25 - NYSE), were joined in the decline by previous favorites such as Sprint (FON - $29.3125 - NYSE), WorldCom WCOM - $30.375 - Nasdaq) and Qwest (Q - $48.0625 - NYSE). The stocks of these companies, which provide long distance, data and wireless services, declined more than 30% in the quarter. Investors worried that: 1) the collapse of the Sprint-WorldCom merger meant that takeovers would no longer help buoy the valuations; 2) the long distance consumer business, which had been declining as people used their cell phones more and more to make long distance calls, would decline further; 3) there would be higher than anticipated spending ahead as these companies paid up for wireless licenses and for equipment to build out networks; and 4) that with the wireless tracking stocks of Sprint and AT&T T - $29.375 - NYSE) issued in the third quarter soon to be followed by the spin offs from WorldCom for its long distance business, Verizon for its wireless business, and SBC Communications and BellSouth for their wireless partnership, there would just be too many stocks competing for investment dollars.

     We believe that the higher relative growth of some of these companies, combined with their now much lower valuations versus most companies, could result in good performance. Specifically, we added to our position in Sprint, and took new positions in WorldCom, Alltel (AT - $52.1875 - NYSE), and Telephone and Data Systems (TDS - $110.70 - NYSE).

     Compaq Computer Corp. (CPQ - $27.58 - NYSE) is finally on track to accelerate earnings growth next year, after extensive cost cutting and margin improvement over the past two years. New products in servers have lessened the company's dependence upon personal computers. The stock is priced for low expectations, whereas we believe that acceleration in revenue growth and earnings growth are likely over the next year.

     Cendant Corp. (CD - $10.875 - NYSE) still hasn't gotten any respect for its franchise business model, despite its high margins and strong cash flow. The company earns a fee each time a transaction occurs in its franchise hotels Ramada Inns, Days Inns, Travelodge), and real estate brokers (Coldwell Banker, Century 21). Recently, the company announced plans to acquire the portion of Avis that it does not own, hoping to highlight its strong cash flow and opportunities to grow earnings through franchise business acquisitions. This has not yet worked, but we remain confident about the company's good value and growth opportunities.

     In the industrial sector, we have maintained positions in Parker Hannifin Corp. (PH - $33.75 - NYSE), Honeywell Inc. (HON - $35.625 - NYSE), Rockwell International Corp. (ROK - $30.25 - NYSE), Textron Inc. (TXT - $46.125 - NYSE) and Eaton Corp. (ETN - $67.75 - NYSE). These companies are selling at historical lows amid investor fears that a slowing US economy will kill demand for their capital goods components - cyclical businesses such as construction, power, automotive, and fluid controls businesses, among others. We believe these companies represent an opportunity for three reasons: 1) they have already priced in a hard landing or recession; 2) they already have low expectations built into their earnings; and 3) we see solid economic growth in most economies. We believe that even with a slowing U.S. economy, these companies, which are selling for 10 to 12 times this year's profits, can continue to post improving earnings and cash flow, and have opportunities to reinvest for growth in their businesses here and overseas.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

     Subscribe in time and join me for a chat session entitled "Finding Value in the U.S. Stock Market" on Wednesday, December 13.

IN CONCLUSION

     As the fourth quarter started, the decline in technology stocks which began at the end of the third quarter continued, demonstrating that this market offers lots of opportunities to value investors. In the Gabelli Blue Chip Value Fund we try to identify decent and improving businesses, but care most strongly about the price at which a business or stock can be bought. This market is rich with stocks of inexpensive companies, selling at low multiples of cash flow and/or earnings. We see these every day in the news, formerly "blue chip" companies such as Xerox, JC Penney, Eastman Kodak and Lucent to name a few. And the high volatility in the market means that companies are pushed down to undervalued levels at times. The hard part is trying to identify the franchises and businesses that will recover and generate strong earnings to reinvest and grow. These are the companies that investors will revalue upward, and these are the companies that we want to own in the portfolio.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ BARBARA G MARCIN

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

October 16, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000

Providian Financial Corp.                         Philip Morris Companies Inc.
UnumProvident Corp.                               Compaq Computer Corp.
General Motors Corp., Cl. H (Hughes Electronics)  Lehman Brothers Holdings Inc.
Cendant Corp.                                     SBC Communications Inc.
Sprint Corp.                                      Verizon Communications
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
   SHARES                                           VALUE
   ------                                          ------

              COMMON STOCKS -- 95.2%
              AEROSPACE -- 3.3%
     11,000   Raytheon Co., Cl. B ............  $   312,812
      7,100   Rockwell International Corp. ...      214,775
                                                -----------
                                                    527,587
                                                -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.6%
     17,500   Delphi Automotive Systems Corp.+      264,687
                                                -----------
              BUSINESS SERVICES -- 3.9%
     57,000   Cendant Corp.+ .................      619,875
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 7.0%
      3,200   Gilat Satellite Networks Ltd.+        246,000
      8,500   Motorola Inc. ..................      240,125
      5,000   Qualcomm Inc.+ .................      356,250
      4,200   Tellabs Inc.+ ..................      200,550
      4,400   Williams Communications Group Inc.+    88,000
                                                -----------
                                                  1,130,925
                                                -----------
              COMPUTER HARDWARE -- 3.3%
     19,200   Compaq Computer Corp. ..........      529,536
                                                -----------
              CONSUMER PRODUCTS -- 4.8%
     20,800   Mattel Inc. ....................      232,700
     18,000   Philip Morris Companies Inc. ...      529,875
                                                -----------
                                                    762,575
                                                -----------
              DIVERSIFIED INDUSTRIAL -- 3.8%
      4,000   Eaton Corp. ....................      246,500
      6,200   Honeywell Inc. .................      220,875
      3,200   Textron Inc. ...................      147,600
                                                -----------
                                                    614,975
                                                -----------
              ELECTRONICS -- 1.1%
      6,400   Axcelis Technologies Inc.+ .....       76,000
      2,400   Intel Corp. ....................       99,900
                                                -----------
                                                    175,900
                                                -----------
              ENERGY AND UTILITIES -- 12.7%
      9,000   Baker Hughes Inc. ..............      334,125
      7,600   Burlington Resources Inc. ......      279,775
      6,000   Conoco Inc., Cl. A .............      156,750
      9,500   EOG Resources Inc. .............      369,312
      2,000   Exxon Mobil Corp. ..............      178,250
      4,000   Kinder Morgan Inc. .............      163,750
      2,800   Texaco Inc. ....................      147,000
      9,700   Williams Companies Inc. (The) ..      409,825
                                                -----------
                                                  2,038,787
                                                -----------
              ENTERTAINMENT -- 1.0%
      7,000   USA Networks Inc.+ .............      153,562
                                                -----------
              EQUIPMENT AND SUPPLIES -- 1.7%
      8,100   Parker Hannifin Corp. ..........      273,375
                                                -----------
              FINANCIAL SERVICES -- 12.2%
      9,000   Associates First Capital Corp., Cl. A 342,000
      7,500   CIT Group Inc., Cl. A ..........      131,250
      4,000   Countrywide Credit Industries Inc.    151,000
      2,000   Household International Inc. ...      113,250
      3,200   Lehman Brothers Holdings Inc. ..      472,800
      5,900   Providian Financial Corp. ......      749,300
                                                -----------
                                                  1,959,600
                                                -----------


                                                   MARKET
   SHARES                                           VALUE
   ------                                          ------
              FINANCIAL SERVICES: BANKS -- 5.2%
     10,400   FleetBoston Financial Corp. ...   $   405,600
      3,500   Mellon Financial Corp. ........       162,313
      6,500   Washington Mutual Inc. ........       258,781
                                                -----------
                                                    826,694
                                                -----------
              FINANCIAL SERVICES: INSURANCE -- 7.1%
     28,000   Conseco Inc. ..................       213,500
      4,800   Everest Reinsurance Holdings Inc.     237,600
     25,000   UnumProvident Corp. ...........       681,250
                                                -----------
                                                  1,132,350
                                                -----------
              HEALTH CARE -- 3.3%
      6,200   American Home Products Corp. ...      350,688
      3,700   Schering-Plough Corp. ..........      172,050
                                                -----------
                                                    522,738
                                                -----------
              PAPER AND FOREST PRODUCTS -- 0.7%
      4,000   International Paper Co. .......       114,750
                                                -----------
              RETAIL -- 1.7%
     13,900   Gap Inc. (The) ................       279,738
                                                -----------
              SATELLITE -- 4.0%
     17,100   General Motors Corp., Cl. H+ ..       635,778
                                                -----------
              SPECIALTY CHEMICALS -- 1.2%
     14,000   Hercules Inc. .................       197,750
                                                -----------
              TELECOMMUNICATIONS -- 14.8%
      3,500   ALLTEL Corp. ..................       182,656
      3,000   AT&T Corp. ....................        88,125
      4,100   BellSouth Corp. ...............       165,025
      4,533   Qwest Communications International
                Inc.+ .......................       217,867
      9,000   SBC Communications Inc. .......       450,000
     19,700   Sprint Corp. ..................       577,456
      9,000   Verizon Communications ........       435,938
      8,500   WorldCom Inc.+ ................       258,188
                                                -----------
                                                  2,375,255
                                                -----------
              WIRELESS COMMUNICATIONS -- 0.8%
      1,200   Telephone & Data Systems Inc.         132,840
                                                -----------
              TOTAL COMMON STOCKS ...........    15,269,277
                                                -----------
    PRINCIPAL
     AMOUNT
    ---------

              U.S. GOVERNMENT OBLIGATIONS -- 6.4%
 $1,040,000   U.S. Treasury Bills, 5.90%
               to 6.21%++, due 10/05/00 to
               12/28/00 ......................    1,029,276
                                                -----------
              TOTAL INVESTMENTS -- 101.6%
                (Cost $15,212,133)               16,298,553

              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.6%)        (262,342)
                                                -----------
              NET ASSETS -- 100.0%
                (1,212,404 shares outstanding)  $16,036,211
                                                ===========
   ------------------------
    +  Non-income producing security.
    ++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND _________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES (SERVICE MARK) FUND ___________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
    TEAM MANAGED:   MARIO J. GABELLI, CFA, MARC J. GABELLI AND IVAN ARTEAGA, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.(NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

           THE GABELLI BLUE CHIP VALUE FUND
                  One Corporate Center
                Rye, New York 10580-1434
                      1-800-GABELLI
                     [1-800-422-3554]
                   FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
             1-800-GABELLI AFTER 6:00 P.M.)


                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Mary E. Hauck
CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER              GABELLI-O'CONNER FIXED INCOME
GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita             Karl Otto Pohl
ATTORNEY-AT-LAW                 FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

Vincent D. Enright              Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

          OFFICERS AND PORTFOLIO MANAGERS
Mario Gabelli, CFA              Barbara G. Marcin, CFA
PRESIDENT AND                   EXECUTIVE VICE PRESIDENT
PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
EXECUTIVE VICE PRESIDENT        SECRETARY
AND TREASURER

                       DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                    LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q300SR

                                                [Photo of Mario Gabelli omitted]

                                          THE
                                          GABELLI
                                          BLUE CHIP
                                          VALUE
                                          FUND



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000